UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2007

Utilicraft Aerospace Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-128758	20-1990623
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7339 Paseo Del Volcan
Albuquerque, New Mexico		87121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (866) 843-1348

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01            Change in Registrant’s Certifying Accountant.

On May 10, 2007, Uitilicraft Aerospace Industries, Inc. (the “Registrant” or “Utilicraft”) informed Turner, Stone & Company, L.L.P. (“Turner, Stone”), its independent registered public accounting firm, that Utilicraft has dismissed Turner, Stone and has engaged a new independent registered public accounting firm.  The independent registered public accounting firm is The Hall Group, CPA’s (“The Group”).  Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Registrant reports as follows:

(a) Previous Independent Accountants

(i)    Utilicraft dismissed Turner Stone as its independent registered public accounting firm effective on May 10, 2007.

(ii)   Except for a “Going Concern” disclaimer issued by Turner, Stone in connection with the audit of the Registrant’s financial statements for each of the two previous years ended December 31, 2006 and 2005, respectively, the reports of Turner, Stone on the financial statements for the past fiscal years contained no adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)  The dismissal of Turner, Stone and engagement of The Hall Group was approved by the Registrant’s Board of Directors.

(iv)  During the most two recent fiscal years and the subsequent interim period through May 10, 2007, Turner, Stone did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(v)   During the two most recent fiscal years and the subsequent interim period through May 10, 2007, Turner, Stone did not experience any reportable events.

(b)  New independent Accountants

On May 10, 2007, Utilicraft engaged The Hall Group to be Utilicraft’s independent registered public accounting firm.

(i)    Prior to engaging The Hall Group, Utilicraft had not consulted The Hall Group regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on Utilicraft’s financial statements or a reportable event, nor did Utilicraft consult with The Hall Group regarding any disagreement with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)   Utilicraft did not have any disagreement with Tuner, Stone, and therefore did not discuss any such past disagreement with The Hall Group.

(c)   On May 10, 2007, the Registrant provided Turner, Stone with a copy of this disclosure and requested that Turner Stone provide the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant regarding Turner, Stone and if not, stating the respects in which it does not agree.  Turner Stone’s letter was unavailable at the time of this Form 8-K is being filed and will be filed by amendment to this Form 8-K when and if it is received.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utilicraft Aerospace Industries, Inc.

Date: May 11, 2007	By:	/s/ John J. Dupont
John J. Dupont
President and CEO